UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 13, 2018

Date of Report (Date of earliest event reported)

ENDLESS CHARGE, INC.

(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	000-55739	81-4678961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4981 Irwindale Ave. Suite 750 Irwindale, CA	91706
(Address of Principal Executive Offices)	(Zip Code)

818-649-4738

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

 ☐   Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01. Change in Certifying Account

(a)    Dismissal of Independent Registered Public Accounting Firm.

The Board of Directors (the ''Board'') of Endless Charge, Inc. (the "Company") recently completed a review process to determine what audit firm would serve as the Company's independent registered public accounting firm for the year ending December 31, 2018.  On September 12, 2018, the Board of Directors determined to dismiss KCCW Accountancy Corp. (''KCCW'') as the Company's independent registered public accounting firm, effective immediately.

The audit reports of KCCW on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2016 and December 31, 2017, and during the subsequent interim period from January 1, 2018 through September 12, 2018 (i) there were no disagreements with KCCW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to KCCW's satisfaction, would have caused KCCW to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KCCW with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the "SEC") and requested from KCCW a letter addressed to the SEC stating whether it agrees with the statements made in this report will be filed as Exhibit 16.1 to the report by amendment.

(b)    Engagement of New Independent Registered Public Accounting Firm.

Contemporaneous with the determination to dismiss KCCW, the Board of Directors engaged MaloneBailey LLP ("MB") as the Company's independent registered public accounting firm for the year ending December 31, 2018.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2017, neither the Company nor anyone on its behalf consulted MB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that MB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", each as defined in Item 304(a)(1)(v) of Regulation S-K, respectively.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENDLESS CHARGE, INC.

Date: September 13, 2018	By:	/s/ Garry Mark Mupas
Garry Mark Mupas
Chief Executive Officer

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